Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Revenues	$ 7,283,767	$ 7,274,344	$ 6,280,192
Cost of sales	5,291,627	5,244,055	4,612,647
Gross profit	1,992,140	2,030,289	1,667,545
Selling, general and administrative expenses	1,223,507	1,221,382	1,058,316
Other income	26,177	22,671	19,299
Operating income	794,810	831,578	628,528
Interest expense, net	4,920	2,165	996
Income before income taxes	789,890	829,413	627,532
Income taxes	155,751	125,717	128,797
Net income	634,139	703,696	498,735
Less: net income attributable to non-controlling interest	97,802	102,529	79,790
Net income attributable to Watsco, Inc.	$ 536,337	$ 601,167	$ 418,945
Earnings per share for Common and Class B common stock:
Basic	$ 13.72	$ 15.46	$ 10.83
Diluted	$ 13.67	$ 15.41	$ 10.78